EXHIBIT 32.1

CERTIFICATION PURSUANT TO

RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT AND
18 U.S.C. SECTION 1350

I, Matthew T. Farrell, President and Chief Executive Officer of Church & Dwight Co., Inc. (the “Company”), hereby certify that, based on my knowledge:

1.The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Matthew T. Farrell
Matthew T. Farrell
President and Chief Executive Officer

Dated:	November 2, 2017